UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2024

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value and attached Share Purchase Rights	BMRC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c) Retirement and Appointment of Named Executive Officer

Bank of Marin Bancorp (Nasdaq: BMRC) and its wholly owned subsidiary Bank of Marin, today announced that Executive Vice President, Chief Financial Officer, and Principal Accounting Officer Tani Girton will retire effective January 31, 2025, following a planned transition period. Dave Bonaccorso, age 49, who currently serves as the Bank’s treasurer, has been named her successor. Bonaccorso will assume the chief financial officer and principal accounting officer roles on January 2, 2025, continuing to work closely with Girton to ensure a smooth transition.

Bonaccorso—who has nearly 30 years of experience in the financial services sector—joined Bank of Marin as treasurer in August 2023. Previously, he was the treasurer of Rabobank, N.A. and Mechanics Bank from January 2018 to September 2023, which had total assets approaching $20 billion. Additional disclosure of any changes to Bonaccorso's compensation related to his new roles will be provided if and when such changes are finalized.

Additionally, the Bank has enhanced its risk management and oversight functions. In May 2024, David Merck was named director of Audit, Compliance, and Risk, a newly created role centered on risk and regulatory compliance. Upon Girton’s retirement, he will report directly to Tim Myers. Merck joined the Bank in 2015 as accounting policy manager and was subsequently promoted to roles of increasing responsibility including financial reporting manager, controller and principal accounting officer.

The Press Release is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description

99.1	Press release dated December 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 6, 2024	BANK OF MARIN BANCORP
		By:	/s/ Tani Girton
Tani Girton
Executive Vice President
and Chief Financial Officer